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                                                                   Exhibit 10.23

                       THE PEPTIDE THERAPEUTICS GROUP PLC

                       1994 UNAPPROVED SHARE OPTION SCHEME

This Scheme, which has been established by a resolution of the board of directors of Peptide Therapeutics Group plc passed on 13th May 1994 comprises:

- the rules of The Peptide Therapeutics Group plc 1994 Unapproved Share Option Scheme; and

- the form of Share Option Contract to be used for the purposes of the Scheme (as set out in the Schedule to these rules).

     THE PEPTIDE THERAPEUTICS GROUP PLC l994 UNAPPROVED SHARE OPTION SCHEME

INTRODUCTION

This Scheme, which has been established by a resolution of the board of directors of the Company passed on 13th May 1994 provides for benefits in the form of options to acquire ordinary shares in the Company to be granted to selected employees and directors of the Company.

WHAT IS AN "OPTION"?

An "option" is a contractual right, as against the Company, to become a shareholder by subscribing for shares in the Company in the future subject to certain terms and conditions which are embodied in the rules of the Scheme. Those rules also set out the limitations imposed upon the directors' powers to grant such options.

An option does not form part of an employee's entitlement under his or her employment contract.

TAX TREATMENT OF AN OPTION

Under existing tax rules no charge to tax should arise upon the grant of an option.

When the option is exercised the option holder will be liable to income tax on the amount of the difference between the market value at the date of exercise of the shares over which the option is exercised and the price paid for them.

If the shares are not disposed of as soon as the option is exercised a charge to capital gains tax might arise when the shares are ultimately disposed of if they are disposed of for more then the market value of the shares at the date the option is exercised. If the shares are not disposed of as soon as the option is exercised and are ultimately disposed of for less than their market value at the date the option is exercised, the Option-holder should be entitled to a capital loss, but that loss can only be set-off against capital


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gains and cannot be set-off against the liability to income tax in respect of the exercise of the option.

The Company does not undertake to advise Option-holders on the tax consequences of an option. Any Option-holder who is unsure of the tax liabilities which may arise should take appropriate professional advice.


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           RULES OF THE PEPTIDE THERAPEUTICS GROUP PLC 1994 UNAPPROVED
                               SHARE OPTION SCHEME

1.    DEFINITIONS

1.1 In these rules (unless the context otherwise requires) the following words and phrases have the meanings given below:

      "Auditors"                    means the auditors for the time being of the
                                    Company;

      "Company"                     means Peptide Therapeutics Group plc
                                    (registered in England with no. 2863682);

      "control"                     has the same meaning as in section 840 of
                                    the Taxes Act;

      "Date of Grant"               means, in respect of any Option, the date on
                                    which that Option was granted in accordance with rule 2;

      "Directors"                   means the board of directors of the Company
                                    or a duly constituted committee of the
                                    board;

      "Eligible Employee"           means a director or employee of any company
                                    within the Group;

      "Exercise Price"              the price per Share payable upon the
                                    exercise of an Option (as determined in
                                    accordance with rule 3 below);

      "Group" means the Company and every other company which is a Subsidiary and of which the Company has control;


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      "London Stock Exchange"       The International Stock Exchange of the
                                    United Kingdom and the Republic of Ireland
                                    Limited;

      "Option" means a right to subscribe for Shares granted pursuant to and in accordance with the rules of this Scheme;

      "Option-holder"               means a person who has subsisting rights
                                    under an Option (including, upon the death of such a person, his personal representatives);

      "Ordinary Share Capital"      means issued ordinary share capital of the
                                    Company which for the avoidance of doubt excludes any preference shares of the Company.

      "the Schedule"                means the Schedule to these rules as
                                    mentioned in rule 2;

      "Scheme" means The Peptide Therapeutics Group plc 1994 Unapproved Share Option Scheme as set out in these rules and the Schedule as amended from time to time;

      "Shares"                      means fully-paid ordinary shares in the
                                    capital of the Company;

      "Subsidiary"                  any company which is for the time being both
                                    a subsidiary (as defined in section 736 of the Companies Act 1985) of the Company and under the control of the Company;

      "Taxes Act"                   means the Income and Corporation Taxes Act
                                    1988;


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1.2   References to any enactment includes a reference to that enactment as it may be from time to time modified extended or re-enacted.

1.3 Words denoting the singular shall include the plural and words denoting the masculine gender shall include the feminine and vice versa.

1.4 References to rules are to the rules of this Scheme as amended from time to time.

2.    GRANT OF OPTIONS

2.1 The Directors, on behalf of the Company, may, if they in their absolute discretion so decide, grant Options from time to time in accordance with the provisions of this Scheme to any person who is an Eligible Employee.

2.2 An Option shall be exercisable only subject to and in accordance with the terms and conditions of a share option contract which is in the form of the Schedule to these rules (as amended from time to time).

2.3 It shall be a condition precedent to the grant of an Option that the person to whom it is granted agrees by executing the share option contract mentioned in rule 2.2 as a deed to accept and be bound by the rules of the Scheme.

2.4   No payment shall be required as consideration for the grant of an Option.

3.    EXERCISE PRICE

The subscription price per Share payable upon the exercise of an Option shall, subject to rule 5, be determined by the Directors but shall not in any event be less than the nominal value of a Share.


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4.    LIMITS ON GRANTING OF OPTIONS

The aggregate nominal value of Shares in respect of which Options may be granted on any day shall not, when added to the aggregate nominal value of all Shares in respect of which Options have previously been granted (but excluding any Shares in respect of which Options have lapsed and ceased to be exercisable), in any event exceed L148,149.

5.    VARIATION OF SHARE CAPITAL

5.1 In the event of any increase or variation of the Ordinary Share Capital by way of capitalisation or rights issue, or sub-division, consolidation or reduction or any other variation of the Ordinary Share Capital, the Directors may in their absolute discretion make such adjustments as they consider appropriate:

      (a)   to the number of Shares which are subject to any Option, and/or

      (b) to the subscription price per Share upon the exercise of an Option, and/or

      (c) where such an Option has been exercised but no Shares have been allotted or transferred, to the number of Shares which may be so allotted or transferred and the subscription price payable for each such Share

      (d) the minimum number of Shares over which the Option may be exercised on any occasion.

            PROVIDED THAT

            (i) except in the case of a capitalisation issue or a sub-division of the Shares, any such adjustment made by the Directors is confirmed in writing by the Auditors to be in their opinion fair and reasonable provided always that the requirement for the auditors to confirm that adjustments are fair and reasonable only applies where


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                  the Directors have actually made an adjustment; and

            (ii) the subscription price per Share payable upon the exercise of an Option is not reduced below the nominal value of a Share.

5.2 As soon as reasonably practicable after making any adjustment pursuant to rule 5.1, the Directors shall give notice in writing to every Option-holder affected thereby.

6.    MISCELLANEOUS

6.1 The Company shall at all times keep available sufficient authorised but unissued Shares to satisfy the exercise in full of all the Options for the time being remaining capable of being exercised under this Scheme.

6.2 The Directors may from time to time vary these rules, make any further rules and establish such procedure for the administration and implementation of this Scheme as they think fit and in the event of any dispute or disagreement as to the interpretation of this Scheme or of any such rules, regulations or procedure or as to any question or right arising from or related to this Scheme, the decision of the Directors shall (except as regards any matter required to be determined by the Auditors hereunder) be final and binding upon all persons.

6.3 In any matter in which they are required to act hereunder, the Auditors shall be deemed to be acting as experts and not as arbitrators and the Arbitration Acts 1950-1979 shall not apply hereto.

6.4 The costs of the administration and implementation of this Scheme shall be borne by the Company.


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                                    SCHEDULE

                     (AS MENTIONED IN RULE 2 OF THIS SCHEME)

                         PEPTIDE THERAPEUTICS GROUP PLC

     THE PEPTIDE THERAPEUTICS GROUP PLC 1994 UNAPPROVED SHARE OPTION SCHEME

                              SHARE OPTION CONTRACT

Option-holder:          ........................................................
                        of .....................................................
                        ........................................................

Date of Grant:          ........................................................

Number of Shares:       ........................................................

Peptide Therapeutics Group plc HEREBY GRANTS to the Option-holder named above and the Option-holder HEREBY ACCEPTS the grant to him of the right, exercisable only subject to and in accordance with the terms and conditions set out in this Share Option Contract, to subscribe for the number of Shares shown above at a subscription price of L........ per Share (the "Exercise Price").

1.    DEFINITIONS

1.1   In this Share Option Contract:

      "Auditors"                    means the auditors for the time being of the
                                    Company;

      "City Code"                   means the City Code on Takeovers and
                                    Mergers;


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      "the Company"                means Peptide Therapeutics Group plc
                                   (registered in England with no. 2863682);

      "Connected Person"           has the meaning set out in section 839
                                   Income and Corporation Taxes Act 1988;

      "control"                    has the same meaning as in section 840 of
                                   the Taxes Act;

      "Date of Grant"              means the date of grant of this Option as
                                   shown above;

      "Directors"                  means the board of directors of the Company
                                   or a duly appointed committee of the board;

      "Excluded Persons"           (1)   Each of the following companies
                                         incorporated in the Isle of Man:

                                         Bethersdon Limited (Company No: 65035)
                                         Corston Limited (Company No: 65036)
                                         Exminister Limited (Company No: 65037)
                                         Frensham Limited (Company No: 65038)
                                         Humberston Limited (Company No: 65039)
                                         Martincroft Limited (Company No: 65040)
                                         Strixton Limited (Company No: 65041)
                                         Shawford Limited (Company No: 65064);

                                   (2)   Any of the following companies
                                         incorporated in England and Wales;


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                                         Prelude Technology Investments Limited
                                         (Company No: 1869933)
                                         ATM Investments Limited (Company No:
                                         2695666)

                                   (3)   Prelude Technology Fund II Limited
                                         Partnership;

                                   (4)   Each of the following individuals:

                                         Dr Dennis Stanworth
                                         Ian Lewin
                                         Valerie Jones
                                         Julien Kirby
                                         Sarita Nayyar
                                         Alan Goodman
                                         Timothy McCarthy
                                         Daniel Roach; and

                                   (5)   Any person (including any trust) which
                                         is a Connected Person in relation to
                                         whom any of the persons listed at (1),
                                         (2), (3) and (4) above;

      "the Group"                  means the Company and each and every
                                   company which is for the time being a
                                   Subsidiary;

      "Listing"                    means the admission of the Shares to or the
                                   granting of permission for the Shares to be dealt on a Securities Market;

      "Model Code"                 means the Model Code for transactions in
                                   securities by directors, certain employees and persons connected with them issued by the London Stock Exchange from time to


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                                   time;

      "the Option"                 means the right hereby granted to subscribe
                                   for Shares and which is exercisable only subject to and in accordance with the terms and conditions of this Share Option Contract
                                   (as amended from time to time pursuant to clause 9);

      "Option-holder"              means the person to whom the Option has been
                                   granted or, in the event of his death, his Personal Representatives;

      "Ordinary Share Capital"     means issued share capital of the Company
                                   other than fixed-rate preference shares;

      "Personal Representatives"   means the executors (or, as the case may be,
                                   the executor or executrix) of the will of a deceased Option-holder or former
                                   Option-holder or the administrators (or, as the case may be, the administrator or administratix) of an Option-holder who has died intestate, being in either case a person or persons who has or have proved to the satisfaction of the Company Secretary of the Company his or their title as such;

      "Purchaser"                  means the person or persons who have agreed
                                   to purchase shares in the Company pursuant to a Sale;

      "Sale" means the acquisition by any person, or by persons (other than an Excluded Person or any Excluded Persons) who in relation to each other are Connected Persons or acting in concert within the meaning of the City


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                                   Code, of such number of shares in the
                                   Company as, when added to any shares in the Company already held or owned by them, confer in aggregate more then 50% of the total voting rights conferred by all the shares in the capital of the Company for the time being in issue and conferring the right to vote at all general meetings of the Company;

      "Scheme" means The Peptide Therapeutics Group plc 1994 Unapproved Share Option Scheme;

      "Securities Market"          means an approved EC Market or an approved
                                   securities market as defined in the
                                   Financial Services Act 1986 (Investment
                                   Advertisements) (Exemptions) Order 1992;

      "Shares"                     means fully-paid ordinary shares in the
                                   capital of the Company;

      "Subsidiary"                 any company which is for the time being both
                                   a subsidiary (as defined in section 736 of the Companies Act 1985) of the Company and under the control of the Company;

      "the Taxes Act"              means the Income and Corporation Taxes Act
                                   1988;

1.2 A Sale shall be treated as having taken place when an unconditional legally binding agreement for the Sale has been signed or when a conditional legally binding agreement for the Sale becomes unconditional.

1.3 References to any enactment includes a reference to that enactment as it may be from time to time modified, extended or re-enacted.


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1.4   Words denoting the singular shall include the plural and words denoting the masculine gender shall include the feminine and vice versa.

1.5   References to clauses are to clauses of this Share Option Contract.

1.6 The clause headings are for ease of reference only and are not to be taken as affecting the interpretation of this Share Option Contract.

2.    INDEPENDENCE OF OPTION

2.1 The grant of an Option does not form part of the Option-holder's entitlement to remuneration or benefits pursuant to his contract of employment nor does the existence of a contract of employment between any person and the Company or any Subsidiary or former Subsidiary give such person any right or entitlement to have an Option granted to him in respect of any number of Shares or any expectation that an Option might be granted to him whether subject to any conditions or at all.

2.2 The rights and obligations of the Option-holder under the terms of his office or employment with the Company or any other member of the Group shall not be affected by the grant of this Option.

2.3 Without prejudice to the rights of an Option-holder under clauses 4.5 and 4.6, the rights of the Option-holder under the terms of this Share Option Contract shall not afford the Option-holder any rights or additional rights to compensation or damages in consequence of the loss or termination of his office or employment with any member of the Group for any reason whatsoever.

2.4 The Option-holder shall not be entitled to any compensation or damages for any loss or potential loss which he may suffer by reason of being unable to exercise the Option in consequence of the loss or termination of his office or employment with any member of the Group for any reason whatsoever.


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3.    NON-TRANSFERABILITY OF THE OPTION

3.1   During his lifetime only the Option-holder may exercise the Option.

3.2   The Option shall immediately lapse and cease to be exercisable if:

      3.2.1 it is transferred or assigned (other than to Personal Representatives upon the death of the Option-holder), mortgaged, charged or otherwise disposed of by the Option-holder; or

      3.2.2 the Option-holder is adjudicated bankrupt or a bankruptcy order is made against the Option-holder pursuant to Chapter I of Part IX of the Insolvency Act l986.

4.    EXERCISE OF THE OPTION - GENERAL RULES

4.1 Notwithstanding the following provisions of this contract, the Option may not in any event be exercised after the seventh anniversary of the Date of Grant.

4.2 The Option may be exercised in whole or in part any time after (but not before) the first of the following to occur, namely:

      4.2.1   the making of an application for Listing;

      4.2.2 the receipt of notice from the Directors that negotiations for a Sale are proceeding; and

      4.2.3 the receipt of notice from the Directors that notice has been given to the shareholders of the Company of a general meeting at which a resolution for the voluntary winding-up of the Company is to be proposed.

4.3 Except as otherwise provided in clauses 4.5 and 4.6, the Option will lapse and cease to be exercisable in the event that the Option-holder ceases to hold office or employment within the Group or gives notice to terminate his contract of employment with any company within the Group.


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4.4   For the purposes of clauses 4.3 and 4.6 an Option-holder shall not be treated as causing to hold office or employment within the Group unless and until he no longer holds an office or employment with any company within the Group.

4.5 If the Option-holder dies before the Option has been exercised in full and before the Option has lapsed or ceased to be exercisable the Option may be exercised by his Personal Representatives at any of the times and subject to the same conditions as the Option could have been exercised by the Option-holder had he not died.

4.6 If the Option-holder ceases to hold office or employment within the Group by reason of being incapable by reason of mental or physical illness certified by a qualified medical practitioner of continuing in the employment for which he was employed clause 4.3 shall not apply and the Option may be exercised at any of the times and subject to the same conditions as if the Option-holder had not ceased to hold office or employment within the Group.

4.7 In the event that the Shares have been admitted to the Official List of the London Stock Exchange an Option-holder will not be entitled to exercise an Option at any time when to do so would contravene the Model Code.

5.    EXERCISE OF THE OPTION - LISTING AND WINDING-UP

5.1   This clause 5 only applies if the first of the events mentioned in clause
      4.2 to occur is the making of an application for Listing or the giving of notice from the shareholders of the Company of a general meeting at which a resolution for the voluntary winding-up of the Company is to be proposed.

5.2 Subject to clauses 4.1, 4.3 and 4.7 if the first of the events mentioned in clause 4.2 to occur is the making of an application for Listing, the Option may be exercised in accordance with the following provisions of this clause any time after such an application has been


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      made.

5.3 Subject to clauses 4.1, 4.3 and 4.7 if notice is given to shareholders of the Company of a general meeting at which a resolution for the voluntary winding-up of the Company is to be proposed the Directors shall give notice in writing to the Optionholders as soon as reasonably practicable and the Option-holder may exercise the Option in accordance with the following provisions of this clause at any time before the commencement of the winding-up.

5.4 Where the Option-holder becomes entitled to exercise the Option as a result of the occurrence of the event mentioned in clause 4.2.1 or the event mentioned in clause 4.2.3, the Option shall be exercised only by the Option-holder serving a written notice upon the Company which:

      5.4.1 specifies the number of Shares in respect of which the Option is exercised on that occasion which in any event shall not:

              (a) exceed the number of Shares in respect of which the Option subsists and in respect of which it may then be exercised and which have not been specified for this purpose in a prior notice served by the Option-holder in accordance with this clause; nor

              (b) be less than 1000 Shares or, if the number of Shares in respect of which the Option subsists is smaller than 1000 Shares, the whole of that number; and

      5.4.2 is accompanied by payment of an amount equal to the product of the number of Shares specified in the notice and the subscription price per Share payable upon exercise of the Option;

and is otherwise in the form set out in Schedule 1 to this contract or in such other form as the Directors may prescribe and is accompanied by such documents as the Directors may from time to time prescribe.


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5.5   Insofar as the Option is not exercised in full it shall lapse and cease to be exercisable upon the commencement of the winding-up of the Company.

6.    EXERCISE OF THE OPTION - SALE

6.1 This clause 6 shall only apply if the first of the events mentioned in clause 4.2 to occur is a Sale.

6.2 Subject to clauses 4.1, 4.3 and 4.7, the Option may be exercised in accordance with the following provisions of this clause 6 immediately before the Sale and only if the Option-holder agrees to immediately sell all the Shares acquired as a result of the exercise of the Option to the Purchaser at the same price per Share as is accepted by the other shareholders of the Company and insofar as the Option is not exercised in full it shall lapse and cease to be exercisable immediately after the Sale takes place.

6.3 The Directors shall give notice in writing to the Option-holders before a Sale takes place specifying:

      6.3.1   that negotiations are proceeding for a Sale;

      6.3.2 details of the price per share which the prospective purchaser is offering at the time the notice is given; and

      6.3.3   the period during which the Option must be exercised.

6.4 Any notice given by the Directors to the Option-holders in accordance with clause 6.3 shall be given in sufficient time before a binding agreement for the Sale (whether conditional or unconditional) is signed to allow the Option-holders an opportunity to exercise their Options, being at least 5 business days before the date on which such agreement is signed.

6.5 Any Option-holder who intends to exercise his Option immediately before the Sale shall within the period specified by the Directors serve a


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      notice on the Company in the form contained in Schedule 2 to this Share
      Option Contract or such other form as the Directors may determine ("a Conditional Exercise Notice") specifying:

      6.5.1 the number of Shares over which the Option-holder wishes to exercise his Option (which shall not in any event exceed the number of Shares in respect of which that Option subsists); and

      6.5.2 the minimum price (if any) at which the Option-holder is prepared to sell the Shares which he will acquire on the exercise of the Option to the Purchaser.

6.6 A Conditional Exercise Notice given in accordance with clause 6.5 may not be withdrawn.

6.7 Subject to clause 6.10 the service of a Conditional Exercise Notice in accordance with clause 6.5 shall constitute the Company the Option-holder's agent for the sale of all the Shares specified in the Conditional Exercise Notice to the Purchaser on terms which are no less favourable than the terms on which the shares are acquired by the Purchaser from the other shareholders of the Company provided that the price at which the Company shall sell the Shares as agent for the Option-holder shall not be less than the price specified in the Conditional Exercise Notice or, if no price is specified, shall exceed the Exercise Price.

6.8 If the Company is able to sell the Shares to the Purchaser in accordance with clause 6.7 the Directors may appoint any person nominated by them to be the attorney of an Option-holder to sign any agreement and to complete, execute and deliver in the name of and on behalf of the Option-holder any stock transfer form and any other documents necessary to transfer the Shares over which the Option is exercised to the Purchaser against payment of the purchase money to the Company.

6.9   The Company may receive the purchase money on behalf of an


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      Option-holder and give a valid discharge to the Purchaser for it. The
      Company will pay the purchase money received by it in respect of the Sale of an Option-holder's Shares to the Option-holder as soon as reasonably practicable following receipt.

6.10 A Conditional Exercise Notice served in accordance with clause 6.5 shall not constitute a valid exercise of an Option unless:

      6.10.1  there is a Sale; and

      6.10.2 the agreement for the Sale provides for a consideration for the Sale of at least the price per Share specified by the Option-holder in the Conditional Exercise Notice or if no such price is specified a price exceeding the Exercise Price and if and only if the conditions in clause 6.10.1 and 6.10.2 are satisfied the Option shall be deemed to have been exercised immediately before the time that a Sale takes place.

6.11 If a Conditional Exercise Notice has been served by an Option-holder but has failed to constitute a valid exercise of an Option, the Company shall repay any monies paid by the Option-holder as the Exercise Price for the Option as soon as reasonably practicable after the Directors become aware that the Sale will not proceed or, if a Sale takes place, as soon as reasonably practicable after the Sale.

7.    ALLOTMENT AND ISSUE OF SHARES

7.1 Within the period of 15 days beginning with the date on which a notice of exercise served pursuant to clause 5.4 (exercise following application for Listing or notice of winding-up) is duly received by the Company the Directors on behalf of the Company shall procure that the Option-holder is allotted the number of Shares in respect of which the Option is then exercised.

7.2 As soon as reasonably practicable after an Option is deemed to have been exercised in accordance with clause 6 (exercise following Sale)


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      the Directors on behalf of the Company shall procure that the
      Option-holder is allotted the number of Shares in respect of which the Option is exercised.

7.3 As soon as reasonably practicable after allotting any Shares pursuant to clause 7.1, the Directors on behalf of the Company shall:

      7.3.1 issue to the Option-holder a definitive share certificate or such acknowledgement of shareholding as is prescribed from time to time in respect of the Shares so allotted;

      7.3.2 if at the date on which Shares are allotted pursuant to clause 7.1 shares of the same class have been admitted to the Official List of the Stock Exchange apply to the Council of the London Stock Exchange for those Shares to be admitted to the Official List; and

      7.3.3 if the Option remains partially unexercised, either amend the Share Option Contract so as to indicate the number of Shares in respect of which the Option subsists, or issue to the Option-holder a new Share Option Contract which shall contain all the information which would have been contained in such an amended Share Option Contract.

7.4 If any Shares are allotted pursuant to clause 7.2 the Directors shall retain any share certificate in respect of those shares on behalf of the Option-holder and shall hand the certificate over to the Purchaser when the Sale is completed.

7.5 The allotment or any Shares under the Scheme shall be subject to the Memorandum and Articles of Association of the Company and to obtaining any consents required under any statutory or regulatory provision from time to time in force.

7.6 All Shares allotted under the Scheme shall rank pari passu in all respects with the Shares for the time being in issue save as regards any rights attaching to such Shares by reference to a record date prior


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      to the date of such allotment.

8.    VARIATION OF SHARE CAPITAL

In the event of any increase or variation of the Ordinary Share Capital by way of capitalisation or rights issue, sub-division, consolidation or reduction or any other variation of the Ordinary Share Capital, the Directors on behalf of the Company may in their absolute discretion, by giving notice in writing to the Option-holder, make such adjustments as they consider appropriate:

      8.1.1   to the number of Shares which are subject to the Option; and/or

      8.1.2   to the Exercise Price; and/or

      8.1.3 where the Option has been exercised but no Shares have been allotted in accordance with clause 7, to the number of Shares which may be so allotted and the Exercise Price; and/or

      8.1.4 the minimum number of Shares specified in clause 5.4.1(b) over which the Option may be exercised on any occasion

      PROVIDED THAT

      (a) except in the case of a capitalisation issue or a sub-division of the Shares, any such adjustment made by the Directors is confirmed in writing by the Auditors to be in their opinion fair and reasonable provided always that the requirement for the auditors to confirm that adjustments are fair and reasonable only applies where the Directors have actually made an adjustment; and

      (b) the price per Share payable upon the exercise of the Option is not reduced below the nominal value of a Share.

9.    AMENDMENT OF THE SHARE OPTION CONTRACT

      The Company end the Option-holder may, by deed, amend the terms of this Share Option Contract.

10.   SERVICE OF DOCUMENTS

10.1 Except as otherwise provided in the Scheme, any notice or document to be given by, or on behalf of, the Directors or the Company to the Option-holder in accordance or in connection with this Share Option Contract shall be duly given if delivered to him (if he is a director or employee of a member of the Group) at his place of work or sent through the post in a pre-paid envelope to the address last known to the Company to be his address and if so sent shall be deemed to have been duly given on the date of posting.

10.2 Any notice or document so sent to an Option-holder shall be deemed to have been duly given notwithstanding that such Option-holder is then deceased (and whether or not the Company has notice of his death) except where his legal personal representatives have established their title to the satisfaction of the Company and supplied to the Company an address to which documents are to be sent.

10.3 Any notice in writing or document to be submitted or given to the Directors or the Company in accordance at in connection with this Share Option Contract may be delivered, sent by post, telex or facsimile transmission but shall not in any event be duly given unless it is actually received by the secretary of the Company or such other individual as may from time to time be nominated by the Directors for the purposes of this Share Option Contract and whose name and address is notified to the Option-holder.

11.   INFORMATION TO OPTION-HOLDERS FOLLOWING LISTING

      Following a Listing, Option-holders shall be entitled to receive copies of all accounts, circulars and notices (other than proxy or voting forms) sent to holders of Shares but shall have no right to attend general meetings of the Company.

12.   RENUNCIATION OF OPTION

      Notwithstanding anything contained in this share option contract an Option-holder, or following the death of an Option-holder his Personal Representatives, may at any time renounce an Option by notice in writing to the Company and following such a renunciation the Option will lapse and cease to be exercisable.

This Share Option Contract has been executed by the parties to it AS A DEED on the Date of Grant first shown above

                                   SCHEDULE 1

      THE PEPTIDE THERAPEUTICS GROUP PLC 1994 EXECUTIVE SHARE OPTION SCHEME

    NOTICE OF EXERCISE OF OPTION (FOLLOWING LISTING OR NOTICE OF WINDING-UP)

To:   Company Secretary
      Peptide Therapeutics Group plc
      Beech House
      Melbourn Science Park
      Cambridge Road
      Melbourn
      Cambridgeshire
      SG8 6TB

I hereby exercise the Option granted to me on .............. in respect of all/.........* of the shares over which the Option subsists, and request the allotment to me of those shares in accordance with the Rules of the Scheme and the Memorandum and Articles of Association of the Company.

I enclose a cheque made payable to Peptide Therapeutics Group plc in the sum of
L.............. being the aggregate Exercise Price of the Option in respect of such shares.

Name (block letters)

 .........................................

Address

 .........................................

 .........................................

 .........................................


Signature

 .......................  Date ...........

NOTES:-

1. This form must be accompanied by payment of the Exercise Price for the shares in respect of which the Option is exercised.

2. The Option may not be exercised in respect of less than 1,000 shares or (if less) all of the shares over which the Option subsists.

3. Where the Option is exercised by personal representatives, an office copy of the Probate or Letters of Administration should accompany the form.

4. IMPORTANT. The Company does not undertake to advise you on the tax consequences of exercising your Option. If you are unsure of the tax liabilities which may arise, you should take appropriate professional advice before exercising your Option.

*Delete/insert number as appropriate

                                   SCHEDULE 2

      THE PEPTIDE THERAPEUTICS GROUP PLC 1994 EXECUTIVE SHARE OPTION SCHEME

           CONDITIONAL NOTICE OF EXERCISE OF OPTION (SALE 0F COMPANY)

To:   Company Secretary
      Peptide Therapeutics Group plc
      Beech House
      Melbourn Science Park
      Cambridge Road
      Melbourn
      Cambridgeshire
      SG8 6TB

1.    I hereby exercise the Option granted to me on ............ (insert date of grant) in respect of [all/...........]* of the shares over which the
      Option subsists upon condition that the following events occur;

      1.1   there is a Sale

      l.2 the agreement for the Sale provides that the consideration for the Sale will be the payment by the Purchaser or at least the price per share specified in 2 below or, if no such price is specified, the Exercise Price.

2.    I hereby appoint the company as my agent to sell the Shares specified in this notice for a price per share [of at least L........./ exceeding the Exercise Price]** and I appoint such person as the Directors may nominate to be my attorney to sign any agreement to effect such sale and to complete, execute and deliver in my name and on my behalf any stock transfer form and any other documents necessary to transfer the Shares specified in 1 above to the Purchaser.

3.    I enclose a cheque made payable to Peptide Therapeutics Group plc in the sum of L........... being the aggregate Exercise Price of such shares.

4. I execute and deliver this document as a Deed in the presence of the witness specified below.

      Name ...............................

      Address.............................
      ....................................
      ....................................

      Signature ..........................    Date ............................

      Witness name .......................

      Witness address ....................

      ....................................
      ....................................

      Witness signature ..................

NOTES:-

1. This form must be accompanied by payment of the Exercise Price for the shares in respect of which the Option is exercised.

2. The Option may not be exercised in respect of less than 1000 shares or (if less) all of the shares over which the Option subsists.

3. Where the Option is exercised by personal representatives, an office copy of the Probate or Letters of Administration should accompany the form.

4. The form must be signed in the presence of a witness who should not be related to you.

5. IMPORTANT. The Company does not undertake to advise you on the tax consequences of exercising your Option. If you are unsure of the tax liabilities which may arise, you should take appropriate professional advice before exercising your Option.

* Delete/insert number as appropriate
** Delete/insert purchase price as appropriate

SIGNED (but not delivered until the  )
Date of Grant) as a deed by .......  )
 ................ in the presence of: )  ..................................

Witness signature:

Witness name:

Witness occupation:

Witness address:

EXECUTED (but not delivered until the )
Date of Grant) as a deed by PEPTIDE   )
THERAPEUTICS GROUP PLC acting by:-    )

                              Director ...................................

                              Director/Secretary .........................